16. LOANS PAYABLE: Schedule of Estimation of Fair value of Platinum Vapes note payable (Tables)	12 Months Ended
Dec. 31, 2020
Tables/Schedules
Schedule of Estimation of Fair value of Platinum Vapes note payable

Stock price as of December 31, 2020 (USD)	$0.596
Risk-free rate	0.16%
Expected volatility	92%
Discount for lack of marketability	3%